SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               -------------------


               Date of Report (Date of earliest event reported) -

                                December 15, 1997


                                  U.S. BANCORP
             (Exact name of registrant as specified in its charter)



   Delaware                       1-6880                     41-0255900
(State of Incorporation)    (Commission file number)      (IRS employer
                                                         identification no.)


   601 Second Avenue South,     Minneapolis, Minnesota    55402-4302
      (Address, including zip code, of principal executive office)


                            (612) 973-1111
           (Registrant's telephone no., including area code)



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                            Exhibit Index on Page 6


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Items 1-4.  Not Applicable.

Item 5.  Other Events.

         On December 15, 1997, U.S. Bancorp, a Delaware corporation ("USB"), and Piper Jaffray Companies Inc., a Delaware corporation (the "Company"), issued a joint press release (the "Press Release") announcing that they had entered into an Agreement and Plan of Merger, dated as of December 14, 1997 (the "Merger Agreement"), by and among the Company, USB and a wholly owned subsidiary of USB ("Merger Sub"). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the "Merger") and each share of common stock, par value $1.00 per share ("Shares"), of the Company, excluding Treasury Shares and Dissenters' Shares (as each such capitalized term is defined in the Merger Agreement) will be converted into the right to receive $37.25 in cash, without interest thereon. Following the announcment that the USB and the Company had entered into the Merger Agreement, representatives of USB and the Company made a presentation to financial analysts regarding the proposed Merger. Copies of the Merger Agreement, the Press Release and the Analyst Presentation Materials are attached as Exhibits 2, 99(a) and 99(b) hereto. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the specific terms and conditions

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of Merger Agreement which are incorporated by reference to Exhibit 2 hereto.


                           FORWARD-LOOKING INFORMATION

         Exhibits 99(a) and 99(b) hereto each contain certain forward-looking statments that involve risks and uncertainties. Such statements relate to the financial condition, results of operations, plans, objectives, future performance and business of USB on a pro forma combined basis following the consummation of the Merger and include forward-looking statements with respect to the impact on reported revenue and earnings and expected benefits to be achieved by the pro forma combined entity as well as other statements modified by the words "believes," "expects," "anticipates," or similar expressions. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things (i) a delay in the expected time frame for the consummation of the Merger or the integration of the businesses of the Company and USB, (ii) lower than expected revenues and earnings as a result, for example, of greater than expected customer loss, integration costs or business disruption following the Merger or the failure to retain key employees, (iii) increased competitive pressures in the banking and securities industries, (iv) changes in economic or business conditions, generally, or in the states or regions in which the combined entity will operate, (v)

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statutory or regulatory changes affecting the businesses in which the combined entity will operate and (vi) changes in the securities markets.

Item 6.  Not Applicable.

Item 7.  Financial Statements
         Pro Forma Financial Information and Exhibits.

         (a) - (b)  Not Applicable.

         (c)  Exhibits Required by Item 601 of Regulation S-K


Exhibit
   No.                    Description

 2                        Agreement and Plan of Merger, dated
                          December 14, 1997, among the Company, USB and Merger Sub

 99(a)                    Joint Press Release, dated December 15,
                          1997, of USB and the Company announcing the execution of the Merger Agreement

 99(b)                    Analyst presentation materials, dated
                          December 15, 1997


Items 8-9.  Not Applicable.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.


Dated:  December 15, 1997

                                       U.S. BANCORP


                                       By: /s/ David J. Parrin
                                           Name:  David J. Parrin
                                           Title: Senior Vice President
                                                  and Controller


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                                  EXHIBIT INDEX

Exhibit No.       Description                                          Page

2                 Agreement and Plan of Merger, dated
                  December 14, 1997, among the Company,
                  USB and Merger Sub

99(a)             Joint Press Release, dated December 15,
                  1997, of USB and the Company announcing
                  the execution of the Merger Agreement

99(b)             Analyst Presentation Materials, dated
                  December 15, 1997

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